                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

[  ]   Preliminary Proxy Statement        CONFIDENTIAL, FOR USE OF THE
                                          COMMISSION ONLY (AS PERMITTED
                                          BY RULE 14a-6(e)(2))

[X]    Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              RAINBOW RENTALS, INC.
                              ---------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                             [RAINBOW RENTALS LOGO]







                                 April 12, 2002


Dear Fellow Shareholder:

         It is a pleasure to extend to you a cordial invitation to attend the 2002 Annual Meeting of Shareholders of Rainbow Rentals, Inc. (the "Company"). This year's Annual Meeting will be held on Wednesday, May 15, 2002.

         Shareholders will be asked to approve the election of Directors and to ratify the appointment of auditors. In addition, we will present a report on the operations and activities of the Company. Following the meeting, management will be pleased to answer your questions about the Company.

         Please carefully review the Proxy Statement and then complete and sign the proxy card and return it promptly to the Company in the enclosed self-addressed stamped envelope.

         I hope you will be able to attend this meeting in person. Whether or not you expect to attend, I urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         I look forward to seeing you on May 15th.

                             Sincerely,



                             Wayland J. Russell
                             Chairman of the Board and Chief Executive Officer

                              RAINBOW RENTALS, INC.
                             3711 Starr Centre Drive
                              Canfield, Ohio 44406


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 15, 2002

         The Annual Meeting of Shareholders of Rainbow Rentals, Inc., an Ohio corporation, will be held at the Holiday Inn - Boardman, 7410 South Avenue, Boardman, Ohio on Wednesday, May 15, 2002 at 10:00 a.m.

         The purpose of the meeting will be to:

         1.       Elect six (6) Directors for a term expiring in 2003.

         2. Ratify the appointment of KPMG LLP as auditors of the Company for the year ending December 31, 2002.

         3. Transact such other business as is properly brought before the meeting.

         Only holders of shares of Common Stock of record at the close of business on March 29, 2002 will be entitled to notice of and to vote at the meeting. A list of such shareholders will be open for examination by any shareholder at the meeting.

         ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND RETURN IT WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY WITHDRAW HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING.

                                    By Order of the Board of Directors



                                    Michael A. Pecchia
                                    Secretary

Canfield, Ohio
April 12, 2002

                              RAINBOW RENTALS, INC.
                             3711 STARR CENTRE DRIVE
                              CANFIELD, OHIO 44406

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


                    SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rainbow Rentals, Inc. for use at the Annual Meeting of Shareholders to be held at the time and place, and for the purposes, set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Annual Meeting"). It is anticipated that the Proxy Statement together with the proxy and the 2001 Annual Report to Shareholders will be mailed to the Company's shareholders commencing on April 12, 2002.

         Pursuant to the Ohio General Corporation Law, a person has the power to revoke its proxy at any time before it is exercised by (1) attending the Annual Meeting and voting in person, (2) executing and delivering a proxy bearing a later date, or (3) delivering written notice of revocation to the Secretary of the Company prior to the Annual Meeting.

         The Company will bear the cost of this solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of the Company's shares of Common Stock (the "Common Shares"). In addition, proxies may be solicited by mail, personal interview, telephone or telegraph by Directors, officers or employees of the Company without additional compensation therefor.


                           PURPOSES OF ANNUAL MEETING

         The Annual Meeting has been called for the purposes of (1) electing six
(6) Directors whose term of office will expire in 2003; (2) ratifying the appointment of KPMG LLP as auditors of the Company for 2002; and (3) transacting such other business as may properly come before the meeting.

         The three persons named in the enclosed Proxy have been selected by the Board of Directors and will vote Common Shares represented by valid Board of Directors' Proxies. They have indicated that, unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the Director nominees named herein and in favor of the proposal listed in Item 2 above.


                                VOTING SECURITIES

         The close of business on March 29, 2002 has been fixed as the record date for the determination of holders of record of the Common Shares of the Company entitled to notice of and to vote at the Annual Meeting. On the record date, 5,925,735 Common Shares were outstanding and eligible to be voted at the Annual Meeting. A quorum for the transaction of business at the Annual Meeting is a majority of the outstanding Common Shares. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting. The election of Directors and the proposal to ratify the appointment of auditors require approval only by a plurality of the votes cast. Abstentions and broker non-votes will not be counted in determining the outcome of the vote with respect to election of Directors or appointment of the auditors.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The business of the Company is managed under the direction of the Company's Board of Directors. The number of Directors is currently fixed at six. Each of the Directors hold office until the next Annual Meeting or the election and qualification of their respective successors.

         The Board of Directors has nominated Wayland J. Russell, Lawrence
S. Hendricks, Michael J. Viveiros, Brian L. Burton, Ivan J. Winfield and Robert
A. Glick to stand for re-election as Directors until the 2003 Annual Meeting of Shareholders.

         At the Annual Meeting, the Common Shares represented by valid Proxies, unless otherwise specified, will be voted to elect the Directors. Each individual nominated for election as a Director of the Company has agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the Proxies will be voted for the election of such other person as may be recommended by the Board of Directors. The Board of Directors has no reason to believe that the persons listed as nominees will be unable or unwilling to serve.

         The Board of Directors recommends that each shareholder vote "FOR" the Board of Directors' nominees.


                                           NOMINEES FOR TERMS TO EXPIRE IN 2002


                                                        PRINCIPAL OCCUPATION PAST FIVE YEARS,                 DIRECTOR
      NAME OF DIRECTOR          AGE                              OTHER DIRECTORSHIPS                           SINCE

Wayland J. Russell              50      Chairman of the Board and Chief Executive Officer of the                 1986
                                        Company since February 1997, having previously served as the
                                        Company's President since its inception in 1986.

Lawrence S. Hendricks           44      Chief Operating Officer of the Company since February 1997,              1986
                                        having previously served as Vice President for Store Operations since the Company's inception in 1986.

Michael J. Viveiros             46      President of the Company since February 1997, having previously          1986
                                        served as Vice President since the Company's inception in 1986.

Brian L. Burton                 61      Member of the Board of Directors and Chief Financial Officer of          1998
                                        KST Coatings Manufacturing, Inc., a manufacturer of roofing products. Prior thereto, Mr. Burton was President of Vertical
                                        Merchandising Systems, a distributor of impulse merchandising systems to supermarkets, for over five years.

Ivan J. Winfield                67      Associate Professor at Baldwin-Wallace College, Cleveland,               1998
                                        Ohio, and business consultant since September 1995. Prior
                                        thereto, Mr. Winfield was Managing Partner of Coopers &
                                        Lybrand, Cleveland, Ohio from 1978 to 1994. He is a director of
                                        Boykin Lodging Co., HMI Industries, Inc. and OfficeMax, Inc.

Robert A. Glick                 55      Chairman and Chief Executive Officer of Dots, Inc., a retailer           2001
                                        of women's apparel. He is a director of the National Retail
                                        Federation and Chairman of the Advisory Board of the Shannon
                                        Rodgers and Jerry Silverman School of Fashion Design and
                                        Merchandising at Kent State University.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Board of Directors of the Company held four meetings in 2001. The Board of Directors has an Audit Committee and a Compensation Committee, each of which held two meetings in 2001. All of the current Directors attended all of the Board and applicable committee meetings held during 2001.

         Audit Committee. The committee consists of Messrs. Burton, Winfield and Glick and operates pursuant to a written charter, and is responsible for monitoring and overseeing the Company's internal controls and financial reporting processes, as well as the independent audit of the Company's financial statements by the Company's independent auditors, KPMG LLP. Nasdaq Stock Market rules require that the Company and other listed companies have an Audit Committee comprised of three independent directors. Messrs. Burton, Winfield and Glick are each an "independent director" as defined in the Nasdaq rules. As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited financial statements for 2001 with management and discussed those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with the Company's independent auditors. The Audit Committee received the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committee) from KPMG LLP and discussed that firm's independence with representatives of the firm.

         Based upon the Audit Committee's review of the audited financial statements and its discussions with management and the Company's independent auditors, the Audit Committee recommended that the Board of Directors include the audited financial statements for the fiscal year ended December 31, 2001 in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

                           Ivan J. Winfield, Chairman
                                 Brian L. Burton
                                 Robert A. Glick

         Compensation Committee. This committee, chaired by Mr. Burton, reviews and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies, and has authority to administer the Company's stock option and other management compensation plans.


                            COMPENSATION OF DIRECTORS

         During 2001, the Company's policy was to pay each outside Director a retainer of $15,000 and a fee of $10,000 for attendance at up to four meetings per year, together with reimbursement of out-of-pocket expenses incurred in connection with the Directors' attendance at such meetings. In addition, each outside Director receives $2,500 per meeting for each meeting attended in excess of four per year. Each outside Director will also receive $1,000 for each committee meeting attended in excess of four per year. No additional compensation is to be paid for committee meetings held on the same day as a Board of Directors' meeting. Officers of the Company who are also Directors will receive no additional compensation for serving as Directors.

         Each current outside Director of the Company, upon their initial election, received a stock option to purchase 10,000 Common Shares at the fair market value of the Company's Common Stock on the date of the shareholders' meeting at which they were initially elected. All directors' options vest ratably over a period of three years and expire ten years from date of grant.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 29, 2002 with respect to the beneficial ownership of the Common Shares. Unless otherwise indicated below, the persons named below have the sole voting and investment power with respect to the number of Common Shares set forth opposite their names. All information with respect to beneficial ownership has been furnished by the respective Director, Officer or 5% or greater shareholder, as the case may be.

Names and, where necessary,                      Number of Shares                 Ownership
addresses of Beneficial Owners (1)               Beneficially Owned              Percentage
------------------------------                   ------------------              ----------

Wayland J. Russell                                     2,536,675                      42.8%

Lawrence S. Hendricks                                    548,240                       9.3%

Michael J. Viveiros                                      255,620                       4.3%

Ivan J. Winfield                                          12,000    (2)                *

Brian L. Burton                                           15,000    (2)                *

Robert A. Glick                                            1,000                       *

Michael A. Pecchia                                        60,000    (3)                1.0%


All Directors and Executive Officers
     of the Company (7 Persons)                        3,428,535    (4)               57.1%

*Less than one percent

(1) Unless otherwise indicated, the address of all persons listed above is c/o Rainbow Rentals, Inc., 3711 Starr Centre Drive, Canfield, Ohio 44406.

(2)    Includes 10,000 shares subject to options that are currently exercisable.

(3)    Includes 60,000 shares subject to options that are currently exercisable.

(4)    Includes 80,000 shares subject to options that are currently exercisable.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Act of 1934 requires the Company's Directors, Executive Officers and persons who own 10% or more of the Company's Common Shares to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the Company. Based upon a review of these filings and written representations from such individuals, the Company understands that all such filers have adhered to all applicable filing requirements.

                        EXECUTIVE OFFICERS' COMPENSATION

       The following table sets forth certain information with respect to the compensation earned during the years ended December 31, 2001, 2000 and 1999, respectively, by the Chief Executive Officer and all other named Executive Officers of the Company whose annual salary and bonus exceeded $100,000:

                                                    SUMMARY COMPENSATION TABLE

                                            Annual Compensation                             Long Term Compensation
                                            -------------------                             ----------------------

    Name and Principal                                                Other Annual       Option           All Other
          Position               Year        Salary       Bonus      Compensation(1)     Awards(#)      Compensation(2)
        ------------             ----        ------       -----      ------------       ---------       ------------

Wayland J. Russell               2001       $322,008     $50,000        $21,258             0              $ 9,805
   Chief Executive Officer       2000        322,008      51,200         15,147             0               13,878
                                 1999        322,138      50,000         22,368             0               13,156


Lawrence S. Hendricks            2001        243,000      41,600         13,994             0                3,557
   Chief Operating Officer       2000        243,000      38,500         12,747             0                5,388
                                 1999        243,016      37,500         18,526             0                4,388


Michael J. Viveiros              2001        243,000      44,000         17,197             0                3,827
   President                     2000        243,000      45,000         12,718             0                5,776
                                 1999        243,016      37,500         19,405             0                5,033


Michael A. Pecchia               2001        125,000      18,750         19,602                              1,237
   Secretary and                 2000         98,000      19,750         19,615             0                1,673
   Chief Financial Officer       1999         98,000      15,250         18,908             0                1,308



(1) Includes the value of perquisites reported as taxable wages, including for 2001 amounts for the Company's annual business meeting, personal use of automobiles and country clubs. For Messrs. Russell, Hendricks, Viveiros and Pecchia the value of the foregoing perquisites were as follows: annual meeting -- $4,430, $4,544, $5,513 and $5,339, respectively; automobile -- $7,228,
$2,250, $4,484 and $8,263, respectively; and country club -- $9,600, $7,200,
$7,200 and $6,000, respectively.

(2) Included in this column are contributions to the Company's defined contribution plans to the Executive Officers as well as amounts paid by the Company for life and disability insurance coverage for the benefit of the Executive Officers. Contributions to the defined contribution plan to Messrs. Russell, Hendricks, Viveiros and Pecchia were $770, $700, $700 and $250, respectively. Life and disability insurance premiums paid on behalf of Messrs. Russell, Hendricks, Viveiros and Pecchia were $9,035, $2,857, $3,127 and $987, respectively.

                                  STOCK OPTIONS

         No options were granted to any of the Executive Officers listed in the Summary Compensation Table pursuant to the Company's 1998 Stock Option Plan during 2001.

                           AGGREGATED OPTION EXERCISES
                       IN 2001 AND YEAR-END OPTION VALUES

Shown below is information with respect to the unexercised options to purchase the Company's Common Shares under the Company's Stock Option Plan held by the Executive Officers listed in the Summary Compensation Table at December 31, 2001. None of the Executive Officers listed in the Summary Compensation Table executed any stock options during 2001.


                                  Shares                      Number of Securities            Value of Unexercised
                                 Acquired       Value        Underlying Unexercised           In-the Money Options
                               On Exercise    Realized      Options At 12/31/01 (#)           At 12/31/01 ($) (1)
                               ------------   ---------     ------------------------          ---------------------
            Name                   (#)           ($)      Exercisable    Unexercisable     Exercisable   Unexercisable
          --------                ----         ------     -----------    -------------     -----------   -------------

Wayland J. Russell                  0             0                 0           0               0               0
Lawrence S. Hendricks               0             0                 0           0               0               0
Michael J. Viveiros                 0             0                 0           0               0               0
Michael A. Pecchia                  0             0            60,000           0               0               0

(1) Calculated in the basis of the fair market value of the underlying securities at December 31, 2001, minus the exercise price.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is generally responsible for determining the nature and amount of compensation for Executive Officers. The Board of Directors approves all decisions made by the Committee. This report documents the basis of executive compensation for 2001.

         Compensation Policy. The objectives of the Company's executive compensation policy include retaining, and as necessary, attracting highly qualified executive talent; motivating executive officers to achieve corporate performance objectives; rewarding individual performance and contributions; and aligning the interests of the executive officers with those of the Company's shareholders. The Company's executive officers own a significant number of shares of the Company, which provides additional long-term incentive for maximizing shareholder value.

         Base Salaries. The Committee reviewed the salaries of the Company's Executive Officers and there were no changes made in 2001 from 2000 base salaries with the exception of one.

         Incentive Compensation. The Company has not established a formal incentive bonus plan for the Company's Executive Officers. The Company's Executive Officers receive a portion of their compensation through incentive bonus compensation, which is based on the individual contributions of the Executive Officers. Based upon their individual contributions for 2001, the Committee approved bonuses for the Executive Officers, which are included in the Summary Compensation Table.

         Compensation of Chief Executive Officer. The Committee used the same procedures and applied the same philosophy described above for all Executive Officers in setting the annual salary and bonus for the Company's Chief Executive Officer.

                                    Brian L. Burton, Chairman
                                    Ivan J. Winfield
                                    Robert A. Glick

                              CERTAIN TRANSACTIONS

         The Company's headquarters facility is leased from an entity owned by Messrs. Russell, Hendricks and Viveiros under a ten-year triple-net lease, with three two-year options. In 2001, the rental amount was $121,000. The Company believes that the rental is at market rates and that the other provisions of the lease are on terms no less favorable to the Company than could be obtained from unrelated parties.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Shares against the cumulative total return of the Nasdaq U.S. composite index (the "Nasdaq of Composite Index") and a group consisting of publicly-traded rental - purchase companies (the "Industry Group") for 2001. The graph assumes that $100.00 was invested on June 5, 1998 (the date of the Company's initial public offering) in the Common Shares of the Company, the Nasdaq Composite Index and the Industry Group and assumes reinvestment of dividends. The Industry Group consists of Rent Way, Inc., Aaron Rents, Inc. and Rent-A-Center, Inc. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

         The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into and filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                              [Performance Graph]




   TOTAL RETURN ANALYSIS
                                  6/5/98         12/31/98         12/31/99        12/29/00        12/31/01
   --------------------------------------------------------------------------------------------------------------
   RAINBOW RENTALS, INC.         $ 100.00         $ 98.75          $ 71.43        $  52.17         $  70.65
   --------------------------------------------------------------------------------------------------------------
   INDUSTRY GROUP                $ 100.00        $ 105.07          $ 87.11        $ 120.69         $ 126.43
   --------------------------------------------------------------------------------------------------------------
   NASDAQ COMPOSITE              $ 100.00        $ 123.27         $ 229.43        $ 139.29         $ 109.97
   --------------------------------------------------------------------------------------------------------------

   Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from BRIDGE Information Systems, Inc.

                                  PROPOSAL TWO
                              INDEPENDENT AUDITORS

         The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG LLP as auditors for the year ending December 31, 2002. The Board of Directors requests the ratification of the appointment of KPMG LLP by the shareholders at the Annual Meeting. The Board of Directors recommends that each shareholder vote "FOR" ratification of KPMG LLP as auditors for 2002.

         Aggregate fees billed by KPMG LLP for the audit of the Company's annual financial statements and quarterly reviews of the financial statements in 2001 were $109,000.

         Other fees billed by KPMG LLP include $20,000 for audit-related services and $102,400 for other services. The Audit Committee has considered whether the provision of services for these fees is compatible with maintaining the independent accountants' independence and has determined that such services have not adversely affected KPMG LLP's independence.

         KPMG LLP has audited the Company's financial statements for each year since the year ended December 31, 1991. Representatives of KPMG LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any matters other than those listed in the Notice of Meeting that are to be presented for action at the Annual Meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.


                             SHAREHOLDERS' PROPOSALS

         The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2003 Annual Meeting of Shareholder is expected to be December 12, 2002.



                                              MICHAEL A. PECCHIA
                                              Secretary

By Order of the Board of Directors
April 12, 2002

                              RAINBOW RENTALS, INC.
                             3711 Starr Centre Drive
                              Canfield, Ohio 44406

PROXY

         The undersigned, a holder of shares of Common Stock of Rainbow Rentals, Inc. (the "Company"), an Ohio corporation, hereby appoints WAYLAND J. RUSSELL, LAWRENCE S. HENDRICKS and MICHAEL J. VIVEIROS, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Shareholders of the Company to be held on May 15, 2002, and any adjournments thereof, as follows:

1. The election of six members to the Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified, as provided in the Company's Proxy Statement:

       FOR ALL NOMINEES LISTED BELOW          WITHHOLD AUTHORITY TO VOTE FOR
                                                 ALL NOMINEES LISTED BELOW
                  [    ]                           [     ]

       (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike out his or her name below)

       Wayland J. Russell, Lawrence S. Hendricks, Michael J. Viveiros, Brian L. Burton, Ivan J. Winfield and Robert A. Glick.

2. The ratification of the appointment of KPMG LLP as the Company's auditors for the year ending December 31, 2002.

                      FOR           AGAINST           ABSTAIN
                     [    ]          [    ]            [    ]

3. Upon such other matters as may properly come before the meeting or any adjournments thereof.

         The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

           (Continued, and to be dated and signed, on the other side)

                         (Continued from the other side)

       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSAL 2, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

       THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT DATED APRIL 12, 2002 RELATING TO THE ANNUAL MEETING AND THE 2001 ANNUAL REPORT TO SHAREHOLDERS.

       PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                  Date:    ___________________________, 2002


                  _____________________________________________
                  Signature(s) of Shareholder(s)

                       The signature(s) hereon should correspond exactly with
                  the name(s) of the Shareholder(s) appearing on the Share Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF RAINBOW RENTALS, INC.